CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Knights of Columbus Limited Duration Bond Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Equity Fund, and the Knights of Columbus International Equity Fund, each constituting a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Logan Circle Partners Core Plus Fund, a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the NorthPointe Small Cap Value Fund and the NorthPointe Large Cap Value Fund, each constituting a series of The Advisors' Inner Circle Fund III, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016